UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2024
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2024, Stoneridge, Inc. (the “Company) announced that the Company’s Board of Directors (the “Board”) appointed Troy O. Cooprider, 53, as the Company’s Chief Technology Officer (“CTO”), effective March 12, 2024, for an indefinite term at the discretion of the Board. Cooprider will set the Company’s strategic technology and product roadmaps and support future innovation and growth through oversight of the global engineering function. The press release containing that announcement is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 5.02.
Since April 2023, Mr. Cooprider has served as the Company’s Vice President, Global Technology. He joined the Company in August 2020, and prior to his appointment as Vice President, Global Technology, Mr. Cooprider served as Vice President, Advanced Engineering and Engineering Excellence, where he was responsible for developing and executing Stoneridge’s next generation products, including the MirrorEye™ Camera Monitor System. Before joining the Company, Mr. Cooprider served as Executive Director, Engineering at Aptiv, where he led global, cross-functional teams for a broad range of electronics and safety products from September 2014 to August 2020.
There is no arrangement or understanding between Mr. Cooprider and any other person pursuant to which he was elected as CTO other than an understanding between the Company and Mr. Cooprider regarding his compensation and benefits. There are no family relationships between Mr. Cooprider and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Cooprider has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K. The Company has not entered into an employment agreement with Mr. Cooprider.
ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 14, 2024, announcing Mr. Cooprider’s appointment as Chief Technology Officer.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: March 14, 2024	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)